FORM 8-K





                       SECURITIES AND EXCHANGE COMMISSION




                              Washington, DC 20549

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                         Date of Report: August 13, 1997



                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



                         PENNSYLVANIA 1-1401 23-0970240
                       (State or other (SEC (IRS Employer
                   jurisdiction of file number) Identification
                             incorporation) Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (215) 841-4000



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Item 5. Other Events

As previously reported in the Company's Current Report on Form 8-K dated July 30, 1997, on that date, the Company and various other parties filed with the Pennsylvania Public Utility Commission (PUC) a Motion for Continuance of Hearings in the Company's Restructuring Proceeding. The purpose of the two-week continuance was to facilitate the discussions among parties to produce an acceptable settlement of various issues.

On August 13, 1997, the Company and the parties filed with the PUC a Motion for Suspension of the Administrative Schedule. The purpose of the suspension is to enable all parties to continue to discuss settlement, including those intervenors whom to date have not been directly involved in the settlement discussions.

                                     * * * *

                                             SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                             PECO ENERGY COMPANY


                                                               s\ J. B. Mitchell
                                                        Vice President - Finance
                                                                   and Treasurer


August 13, 1997